UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2009

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

    NEVADA

(State or Other Jurisdiction of

Incorporation) 000-22752

(Commission File Number) 88-0218876

(I.R.S. Employer

Identification No.)920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement

On January 10, 2009, Robert B. Ziems' employment agreement ("Agreement") with Progressive Gaming International Corporation (the "Company"), the material terms of which were described in a Form 8-K the Company filed with the Securities and Exchange Commission on September 21, 2005, terminated in accordance with his resignation from the position of Executive Vice President, General Counsel, and Secretary of the Company, as further described below.

Item 5.02 Departure of Directors or Principal Officers

Effective January 10, 2009, Robert B. Ziems resigned from the position of Executive Vice President, General Counsel, and Secretary of the Company.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

By: /s/ TERRANCE W. OLIVER

Terrance W. Oliver

President and Chief Executive Officer

Date: January 15, 2009